UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2003

SCM MICROSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

000-22689
(Commission file number)

Delaware (State or other jurisdiction of incorporation)	77-0444317 (I.R.S. Employer Identification Number)

466 Kato Terrace, Fremont, California (Address of principal executive offices)	94539 (Zip Code)

Registrant’s telephone number, including area code:   (510) 360-2300

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements, Pro Forma Information and Exhibits.
SIGNATURE

Item 2.     Acquisition or Disposition of Assets.

     On June 29, 2003, SCM Microsystems, Inc., a Delaware corporation (“SCM” or “the Company”), entered into agreements to sell selected assets of its Consumer Digital Media and Video business to two separate purchasers.

     On July 25, 2003, SCM completed the sale of selected assets of its consumer Digital Video business, including all product rights, inventory, intellectual property, trade names and other rights, to Pinnacle Systems, Inc., a Delaware corporation (“Pinnacle”). The sale was made pursuant to an Asset Purchase Agreement dated June 29, 2003, by and among SCM and Dazzle Multimedia, Inc., a Delaware corporation sometimes doing business as “Dazzle, Inc.” and wholly owned subsidiary of SCM, and Pinnacle. In return, Pinnacle issued to SCM 1,866,851 shares of Pinnacle common stock valued at $21.5 million. The purchase price is subject to post-closing cash adjustments relating to inventory, backlog, receivables and prorated royalty fees. The Asset Purchase Agreement between SCM and Pinnacle was included as an exhibit to the Current Report on Form 8-K filed by SCM on July 28, 2003.

     On August 1, 2003, the Company completed the sale of its consumer Digital Media Reader business to Zio Corporation (“Zio”), which will purchase and distribute existing inventories of digital media readers and also will assume certain liabilities and supply arrangements for the planned disposition of reader inventory.

Item 7.     Financial Statements, Pro Forma Information and Exhibits.

(a)            Financial Statements of Businesses Acquired.

     Not applicable.

(b)            Pro Forma Financial Information.

     On July 25, 2003, SCM completed the sale of its consumer Digital Video business and transferred certain assets to Pinnacle pursuant to the terms of the Asset Purchase Agreement. On August 1, 2003, SCM completed the sale of its consumer Digital Media Reader business and transferred certain assets to Zio pursuant to the terms of a purchase agreement dated June 29, 2003. Based on the carrying value of assets and liabilities attributed to the Company’s consumer Digital Video business on July 25, 2003 and consumer Digital Media Reader business on August 1, 2003, and the estimated costs and expenses incurred in connection with the transactions, SCM expects that it will record additional losses in exiting the business which will be expensed as incurred in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, and SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities.

     The following unaudited pro forma financial statements and notes thereto are being filed with this Current Report on Form 8-K:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2003;

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2003; and

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the years ended December 31, 2002, 2001 and 2000.

     The pro forma financial information represents, in the opinion of management, all adjustments necessary to present SCM’s pro forma results of operations and financial position in accordance with Article 11 of the United States Securities and Exchange Commission (“SEC”) Regulation S-X and are based upon available information and certain assumptions considered reasonable under the circumstances. The pro forma financial information excludes any non-recurring charges or credits attributable to the transactions.

     The pro forma condensed consolidated financial statements should be read in conjunction with SCM’s unaudited condensed consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2003 and audited consolidated financial statements and notes thereto included in SCM’s Annual Report on Form 10-K for the year ended December 31, 2002, filed on May 1, 2003 and March 27, 2003, respectively. The pro forma information may not necessarily be indicative of what SCM’s financial position or results of operations would have been had the transactions been in effect as of and for the periods presented, nor is such information necessarily indicative of SCM’s results of operations or financial position for any future period or date.

SCM Microsystems, Inc.
Pro Forma Condensed Consolidated Balance Sheets
(In thousands)
(unaudited)

     The following table shows the unaudited pro forma condensed consolidated balance sheets at June 30, 2003 as if the transactions had taken place on June 30, 2003:

		Business to be	Pro Forma
	Historical (1)	Disposed	Adjustments (2)	Pro Forma

ASSETS
Current assets:
Cash and cash equivalents	$42,938	$—	$—	$42,938
Short-term investments	5,684	—	—	5,684
Accounts receivable, net	13,154	—	—	13,154
Inventories	8,400	—	—	8,400
Other current assets	4,310	—	25,522	29,832
Assets of discontinued operations held for sale	25,995	(25,995)	—	—

Total current assets	100,481	(25,995)	25,522	100,008
Property and equipment, net	8,768	—	—	8,768
Intangible assets, net	3,448	—	—	3,448
Other assets	5,823	—	—	5,823

Total assets	$118,520	$(25,995)	$25,522	$118,047

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$10,991	$—	$—	$10,991
Accrued compensation and related benefits	3,963	—	—	3,963
Accrued royalties	2,886	—	—	2,886
Accrued restructuring and infrequent charges	9,519	—	(2,178)	7,341
Accrued sales and marketing promotions	3,465	—	—	3,465
Other accrued expenses	6,413	—	—	6,413
Income taxes payable	2,697	—	—	2,697

Total current liabilities	39,934	—	(2,178)	37,756

Stockholders’ equity:
Common stock	16	—	—	16
Additional paid-in capital	225,756	—	—	225,756
Treasury stock	(2,778)	—	—	(2,778)
Deferred stock compensation	(188)	—	—	(188)
Accumulated deficit	(143,441)	—	1,705	(141,736)
Other cumulative comprehensive loss	(779)	—	—	(779)

Total stockholders’ equity	78,586	—	1,705	80,291

Total liabilities and stockholders’ equity	$118,520	$—	$(473)	$118,047

SCM Microsystems, Inc.
Pro Forma Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(unaudited)

     The following table shows the unaudited pro forma condensed consolidated results of operations for the six months ended June 30, 2003 as if the transactions had taken place on January 1, 2000:

		Business to	Pro forma
	Historical (1)	be disposed	adjustments	Pro forma

Net revenue	$59,786	$(21,733)		$38,053
Cost of revenue	43,655	(20,534)		23,121

Gross profit	16,131	(1,199)		14,932

Operating expenses:
Research and development	6,808	(1,879)		4,929
Selling and marketing	13,141	(7,317)		5,824
General and administrative	7,557	(1,664)		5,893
Amortization of intangible assets	823	(269)		554
Restructuring and infrequent charges	2,420	6		2,426

Total operating expenses	30,749	(11,123)		19,626

Loss from operations	(14,618)	(9,924)		(4,694)
Loss on investments	(511)	(51)		(460)
Interest and other income (expense), net	1,280	(835)		445

Loss from operations before income taxes	(13,849)	(9,140)		(4,709)
Provision for income taxes	(221)	—		(221)

Net loss	$(14,070)	$(9,140)		$(4,930)

Net loss per share, basic and diluted	$(0.91)			$(0.32)

Shares used to compute basic and diluted loss per share	15,421			15,421

SCM Microsystems, Inc.
Pro Forma Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(unaudited)

     The following table shows the unaudited pro forma condensed consolidated results of operations for the year ended December 31, 2002 as if the transactions had taken place on January 1, 2000:

		Business to	Pro forma
	Historical (3)	be disposed	adjustments	Pro forma

Net revenue	$177,697	$(87,622)		$90,075
Cost of revenue	126,154	(69,653)		56,501

Gross profit	51,543	(17,969)		33,574

Operating expenses:
Research and development	12,610	(4,043)		8,567
Selling and marketing	27,988	(17,522)		10,466
General and administrative	14,620	(3,350)		11,270
Amortization of intangible assets	1,624	(805)		819
Impairment of goodwill and intangibles	15,448	(8,870)		6,578
Restructuring and infrequent charges	11,631	(3,281)		8,350

Total operating expenses	83,921	(37,871)		46,050

Loss from operations	(32,378)	(19,902)		(12,476)
Loss on investments	(1,802)	(560)		(1,242)
Interest income, net	841	(124)		717
Foreign currency transaction gains (losses) and other income (expense)	(1,955)	(441)		(2,396)

Loss from operations before income taxes	(35,294)	(19,897)		(15,397)
Provision for income taxes	(13,780)	(10,580)		(3,200)

Net loss	$(49,074)	$(30,477)		$(18,597)

Net loss per share, basic and diluted	$(3.15)			$(1.19)

Shares used to compute basic and diluted loss per share	15,597			15,597

SCM Microsystems, Inc.
Pro Forma Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(unaudited)

     The following table shows the unaudited pro forma condensed consolidated results of operations for the year ended December 31, 2001 as if the transactions had taken place on January 1, 2000:

		Business to	Pro forma
	Historical (3)	be disposed	adjustments	Pro forma

Net revenue	$184,935	$(86,079)		$98,856
Cost of revenue	136,322	(65,740)		70,582

Gross profit	48,613	(20,339)		28,274

Operating expenses:
Research and development	13,230	(5,421)		7,809
Selling and marketing	28,924	(18,207)		10,717
General and administrative	21,038	(10,656)		10,382
Amortization of goodwill and intangible assets	14,854	(12,778)		2,076
Impairment of goodwill and intangible assets	36,068	(36,068)		—
In-process research and development	115	(115)		—
Restructuring and infrequent charges	5,194	(3,803)		1,391

Total operating expenses	119,423	(87,048)		32,375

Loss from operations	(70,810)	(66,709)		(4,101)
Loss on investments	(8,529)	(2,299)		(6,230)
Interest income, net	1,929	(183)		1,746
Foreign currency transaction gains (losses) and other income (expense)	2,364	(881)		1,483

Loss from operations before income taxes	(75,046)	(67,944)		(7,102)
Benefit/provision for income taxes	6,699	(7,181)		(482)

Net loss	$(68,347)	$(60,763)		$(7,584)

Net loss per share, basic and diluted	$(4.46)			$(0.50)

Shares used to compute basic and diluted loss per share	15,319			15,319

SCM Microsystems, Inc.
Pro Forma Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(unaudited)

     The following table shows the unaudited pro forma condensed consolidated results of operations for the year ended December 31, 2000 as if the transactions had taken place on January 1, 2000:

		Business to	Pro forma
	Historical (3)	be disposed	adjustments	Pro forma

Net revenue	$157,834	$(101,458)		$56,376
Cost of revenue	104,863	(68,712)		36,151

Gross profit	52,971	(32,746)		20,225

Operating expenses:
Research and development	13,525	(6,745)		6,780
Selling and marketing	23,373	(16,523)		6,850
General and administrative	14,062	(9,315)		4,747
Amortization of goodwill and intangible assets	5,465	(4,321)		1,144
In-process research and development	4,867	(2,947)		1,920
Restructuring and infrequent charges	5,683	(5,388)		295

Total operating expenses	66,975	(45,239)		21,736

Loss from operations	(14,004)	(12,493)		(1,511)
Gain on investments	340	(340)		—
Interest income, net	5,930	(313)		5,617
Foreign currency transaction gains (losses) and other income (expense)	1,993	(840)		1,153

Income (loss) from operations before income taxes	(5,741)	(11,000)		5,259
Benefit/provision for income taxes	1,032	(155)		1,187

Net income (loss)	$(4,709)	$(11,155)		$6,446

Basic net income (loss) per share	$(0.32)			$0.44

Diluted net income (loss) per share	$(0.32)			$0.41

Shares used to compute income (loss) per share
Basic	14,641			14,641

Diluted	14,641			15,605

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Basis of Presentation

     The above unaudited pro forma condensed consolidated financial statements present financial information for SCM giving effect to the sale of its consumer Digital Video business, which was effective as of July 25, 2003, and of its consumer Digital Media Reader business, which was effective as of August 1, 2003. The unaudited pro forma condensed balance sheet as of June 30, 2003 is presented as if the transactions occurred on that date. The unaudited pro forma condensed statements of operations for the six months ended June 30, 2003 and for the years ended December 31, 2002, 2001 and 2000 are presented as if the transactions had occurred on January 1, 2000 and exclude the anticipated loss to be realized.

Unaudited Pro Forma Financial Information

(1)  Reflects historical amounts derived from internal financial statements.

(2)  Reflects the sale of certain assets of SCM’s Digital Video business for Pinnacle stock valued at $21.5 million on July 25, 2003, and the sale of the Company’s Digital Media Reader business to Zio Corporation on August 1, 2003. The pro forma adjustments to current assets and current liabilities reflect the costs and expenses incurred in connection with the sale, as of June 30, 2003.

(3)  The historical amounts were derived from audited financial statements included in SCM’s Annual Report on Form 10-K for the year ended December 31, 2002. Certain amounts in fiscal 2002 have been reclassified to conform to the presentation for the six-month period ended June 30, 2003.

(c)     Exhibits.

          None.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2003

SCM MICROSYSTEMS, INC.

	By:	/s/ Steven L. Moore Steven L. Moore Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)